                                                                 EXHIBIT 10.2


                                                M/I SCHOTTENSTEIN HOMES, INC.
                                              PERFORMANCE-BASED BONUS PROGRAM
                                                                    PRESIDENT
                                              SENIOR EXECUTIVE VICE PRESIDENT
                                                    EFFECTIVE JANUARY 1, 1998


BONUS CRITERIA:

The President and the Senior Executive Vice President are eligible to receive up to three times their December 31 base salary as per the following criteria:

         1. If the pre-tax income of the Company is at least $16,000,000 a graduating cents per dollar amount will be awarded as indicated on ATTACHMENT A.

         2. If the actual pre-tax net income of the Company is at least 50% of Budgeted Net Income and the Corporation achieves at least a 92% affirmative response to Question Number 14 on the Homeowner Questionnaire, the President and the Senior Executive Vice President will receive 17% of their December 31 base salary, increasing proportionally for each increase in homeowner affirmative responses over 92%, to a maximum of 25% of December 31 base salary at a 100% "yes" response level.


PAYMENT:

The bonus is 50% payable at the end of January and 50% payable prior to March 15 of the following year the bonus is earned. The individual must be employed in this capacity with the Company on the date the bonuses are distributed to receive a bonus. However, in the event of a promotion or transfer, the bonus amount will be allocated to time employed in each position. No amounts are considered due or payable in the event the employment relationship with the Company is terminated.

THE COMPANY RESERVES THE RIGHT TO REVISE THIS PROGRAM AS IT CONSIDERS NECESSARY.


ACKNOWLEDGED:




-------------------------------------------------          ---------------------
NAME                                                       DATE

          ATTACHMENT A - PRESIDENT AND SENIOR EXECUTIVE VICE PRESIDENT

                   Actual Net Income Results Over $16,000,000



               NET INCOME BEFORE TAXES AS A PERCENTAGE OF REVENUE

=========================== ========== ========== ============= ============ ============ ============ ============ ============
         Pre-Tax
        Net Income             0.00%      0.50%       1.00%         1.50%        2.00%        2.50%        3.00%        3.50%
=========================== ========== ========== ============= ============ ============ ============ ============ ============

$16,000,000 - $17,999,999   $0.00250   $0.00500   $0.00750      $0.01000     $0.01750     $0.02500     $0.03250     $0.04000
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$18,000,000 - $19,999,999   $0.00750   $0.01000   $0.01250      $0.01500     $0.02250     $0.03000     $0.03750     $0.04500
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$20,000,000 - $21,999,999   $0.01500   $0.01750   $0.02000      $0.02250     $0.03000     $0.03750     $0.04500     $0.05250
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$22,000,000 - $23,999,999   $0.02250   $0.02500   $0.02750      $0.03000     $0.03750     $0.04500     $0.05250     $0.06000
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$24,000,000 - $25,999,999   $0.04000   $0.04250   $0.04500      $0.04750     $0.05500     $0.06250     $0.07000     $0.07750
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$26,000,000 - $27,999,999   $0.01000   $0.01250   $0.01500      $0.01750     $0.02500     $0.03250     $0.04000     $0.04750
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$28,000,000 - $29,999,999   $0.01500   $0.01750   $0.02000      $0.02250     $0.03000     $0.03750     $0.04500     $0.05250
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$30,000,000 - $30,999,999   $0.00125   $0.00250   $0.00375      $0.00500     $0.00625     $0.00750     $0.00875     $0.01000
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$31,000,000 - $31,999,999   $0.00250   $0.00375   $0.00500      $0.00625     $0.00750     $0.00875     $0.01000     $0.01125
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------

$32,000,000 +               $0.00250   $0.00500   $0.00750      $0.01000     $0.01250     $0.01500     $0.01750     $0.02000
--------------------------- ---------- ---------- ------------- ------------ ------------ ------------ ------------ ------------



=========================== ============ ============ ============ ============ ============ ============ ============ ============
         Pre-Tax
        Net Income              4.00%        4.50%        5.00%        5.50%        6.00%        6.50%        7.00%       7.50%
=========================== ============ ============ ============ ============ ============ ============ ============ ============

$16,000,000 - $17,999,999   $0.04125     $0.04250     $0.04375     $0.04500     $0.04625     $0.04750     $0.04875     $0.05000
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$18,000,000 - $19,999,999   $0.04625     $0.04750     $0.04875     $0.05000     $0.05125     $0.05250     $0.05375     $0.05500
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$20,000,000 - $21,999,999   $0.05375     $0.05500     $0.05625     $0.05750     $0.05875     $0.06000     $0.06125     $0.06250
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$22,000,000 - $23,999,999   $0.06125     $0.06250     $0.06375     $0.06500     $0.06625     $0.06750     $0.06875     $0.07000
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$24,000,000 - $25,999,999   $0.07875     $0.08000     $0.08125     $0.08250     $0.08375     $0.08500     $0.08625     $0.08750
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$26,000,000 - $27,999,999   $0.04875     $0.05000     $0.05125     $0.05250     $0.05375     $0.05500     $0.05625     $0.05750
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$28,000,000 - $29,999,999   $0.05375     $0.05500     $0.05625     $0.05750     $0.05875     $0.06000     $0.06125     $0.06250
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$30,000,000 - $30,999,999   $0.01125     $0.01250     $0.01375     $0.01500     $0.01625     $0.01750     $0.01875     $0.02000
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$31,000,000 - $31,999,999   $0.01250     $0.01375     $0.01500     $0.01625     $0.01750     $0.01875     $0.02000     $0.02125
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============

$32,000,000 +               $0.02250     $0.02500     $0.02750     $0.03000     $0.03250     $0.03500     $0.03750     $0.04000
--------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ============